3: AMC Entertainment Inc

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)November 19, 2003

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE

1-8747

43-1304369

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Item 5. Other Events and Regulation FD Disclosure.

Attached as Exhibit 99.1 is a press release dated November 19, 2003, which was issued by AMC Entertainment Inc., announcing that it was engaged in preliminary discussions with Loews Cineplex Entertainment Corporation about a possible business combination.

Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 November 19, 2003 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	November 19, 2003	/s/ Craig R. Ramsey_______

Craig R. Ramsey
Executive Vice President and
Chief Financial Officer